Item 1: Report to Shareholders

Developing Technologies Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Technology stocks performed well in 2007, outperforming the general market for only the second time in the last seven years, thanks to their strong earnings growth. Attractive valuations and strong product cycles helped to rekindle investor interest in technology stocks. For small-cap stocks, 2007 was much more challenging. Concerns about the meltdown of the subprime mortgage market and the waning strength of the U.S. economy halted the market’s momentum and caused investors to reappraise their tolerance for risk. Many sold off stocks and retreated to the relative safe haven of government bonds. Tech and small-cap stocks were particularly hard-hit, especially in the fourth quarter when the Nasdaq Telecommunications Index dropped 11.29% and the small-cap Russell 2000 Index lost 4.28%. Because the focus of our fund is small-cap tech stocks, we were investing in the weakest-performing segments of the equity market in the second half.

HIGHLIGHTS

• Small-cap technology performed well in the first half of 2007, but in the second half, investors seeking safer havens sold the stocks.

• For the 12-month period, the Developing Technologies Fund generated a gain but trailed its benchmarks.

• Weak stock selection in communications equipment and the significant underperformance of small-cap stocks relative to large-caps took their toll on the fund and could not offset the strong stock selection in software.

• The challenging economic environment in the first half of 2008 means that large-cap technology stocks will likely outperform small-cap technology stocks.

Your fund finished the six-month period ended December 31, 2007, with a loss of 7.92% but was able to post a gain of 3.39% for the 12-month period ended December 31, 2007. As shown in the Performance Comparison table, we significantly lagged the benchmark Lipper Science & Technology Funds Index. In the first half of the year, strong stock selection allowed the fund to outperform the benchmark, but in 2007’s second half, weak stock selection in the communications equipment sector and the significant underperformance by small-cap stocks undercut the fund’s performance relative to its benchmark.

With our emphasis on small-cap tech stocks (greater than 90% of the fund’s holdings are classified as small- or micro-cap tech companies), we did not benefit from the gains posted by the large-cap tech stocks, such as Microsoft, Hewlett-Packard, Amazon.com, and Google, that make up much of the broad-market benchmark and are well represented in our peer tech funds. Despite last year’s setback, we believe that there is more growth and innovation coming from small-cap technology companies and that, over the long term, the fund can benefit from owning these faster-growing, innovative companies.

MARKET ENVIRONMENT

In the first half of 2007, the U.S. equity markets performed well, with technology stocks generally outperforming the overall market. The markets faced a minor correction in late February, initiated by a sell-off in the overheated Chinese stock market, but they rebounded strongly to finish the first half with healthy gains. By August, concerns about rising defaults in the subprime mortgage market, falling home prices, and higher oil prices generated volatility in the stock and bond markets. In addition, the U.S. dollar continued to depreciate against most world currencies—losing significant ground versus the euro, Indian rupee, and Japanese yen.

Within the technology sector, many of the product cycles we have discussed in previous reports gained momentum in early 2007. In the first quarter, Microsoft released Vista, its new operating system. Three new gaming platforms—Sony’s PS3, Microsoft’s Xbox, and Nintendo’s Wii—came to market and generated considerable excitement and strong sales. Apple’s iPhone was an immediate hit with consumers, many of whom stood in lines to be among the first to buy the cutting-edge handset. Adobe released its new software platform called Creative Suite 3. In addition, the global merger and acquisition frenzy extended to the technology sector, and cash-rich tech giants acquired a number of attractive small-cap companies.

Even though technology has become a larger part of consumer spending, much of it is discretionary. When the economy softens, as it has in the last several months, people spend less on technology. They will postpone buying flat-screen televisions and gaming consoles or upgrading their home computers or cell phones. Although investment in technology can make businesses more efficient over the long run, short-term business considerations often determine spending. The financial services sector represents 20% to 25% of corporate IT spending, and, prior to last year, banks, insurance companies, and investment houses had been increasing their IT budgets by nearly 10% annually. With financial companies writing off billions of dollars in defaulted loans late last year, their IT spending slowed and is not expected to recover any time soon. Unfortunately for our fund, these concerns also drove investors to “safer” large-capitalization tech stocks—such as Microsoft and Google—and away from the smaller-capitalization stocks that we own.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. As of December 31, 2007, software represented 40% of the fund, semiconductors 23%, Internet 15%, hardware and telecom equipment 16%, and the remaining 6% split among services, medical technology, and alternative energy stocks. (You may notice that the size of our sector categorizations doesn’t match those in the exhibits and financial statements. In managing the fund, we sometimes characterize a company’s main line of business differently from the standard industry categorization.)

The fund’s top contributors in 2007 were digital media companies aQuantive and 24/7 Media, alternative energy companies Sunpower and First Solar, and networking equipment provider Juniper Networks.

During the first half of 2007, a number of our holdings—including aQuantive and 24/7 Media—were acquired, and we realized substantial gains. We believe the digital media space still offers attractive investment opportunities, and the fund maintains large positions in digital media companies Visual Sciences and Digital River.

Alternative energy stocks were very strong in 2007, and the fund has owned both Sunpower and First Solar since their initial public offerings in 2006. A shortage of polysilicon, a key raw material used to make solar technology, provided the solar energy companies with strong pricing power in 2007. Although we see this strong pricing trend continuing into 2008, we have reduced our positions in the alternative energy sector due to our concerns with valuation.

Juniper remains one of the few mid- to large-cap holdings in the fund. Although the company’s stock price was depressed in early 2007, it recovered as the year progressed. Juniper reported strong sales and earnings, and it released new products that expanded the company’s market. Juniper’s strong showing, however, could not offset the poor performance of our other telecommunications equipment holdings. Acme Packet, Finisar, Optium, Limelight Networks, and BigBand Networks all experienced significant declines in their stock prices and were among the fund’s worst-performing stocks. In the past when businesses and telecommunications carriers spent generously to build out their networks, the small-cap telecom equipment stocks tended to appreciate quickly, and the market traded the stocks to high multiples. We thought we were entering a healthy period of spending in 2007, but the fundamentals did not work out as we had expected. We have had difficulty in finding good small-cap communications equipment stocks, and as a result, we have remained very underweight in this group. We have held on to some legacy positions, however, in the belief that their valuations are near trough levels.

Software was the fund’s best-performing sector in 2007. Strong performances from Navteq, Taleo, and Ultimate Software were able to offset poor investments in Digital River, Wind River, and Red Hat. After receiving an acquisition offer from Nokia, Navteq bounced back and more than doubled last year. Taleo and Ultimate Software gained, as domestic software buyers continue to gravitate toward on-demand software. We see many years of growth for Taleo and Ultimate Software and think the companies have excellent business models. Digital River was one of the top-performing stocks for the fund in 2006, but it had a rough 2007. Delays in ramping up some of its new customers caused a fundamental shortfall in the middle of the year. We like Digital River’s long-term growth opportunity, and the stock remains a significant holding within the fund. Fundamentals at Wind River and Red Hat continued to disappoint in 2007. However, we see new products at both companies driving a better fundamental performance for 2008, and we continue to own both stocks.

Much of the fund’s new investment in the second half of 2007 was focused on acquiring new software names and opportunistically adding to some core stocks that had recently sold off. We established a position in THQ, a video game software developer. We have always liked THQ but had sold the stock in 2006 on concerns with the company’s game pipeline. Given THQ’s lower multiple and better lineup of games, we are happy to own the stock again. Another new software name is Secure Computing, which makes security software. We also added to some of our core holdings that had been beaten down. We increased our positions in Integrated Device Technology and FEI when their stocks weakened considerably in 2007 after strong performances in 2006.

Harman International and Standard Microsystems were among the significant sales we made in the second half of 2007. We eliminated Harman after it received an acquisition offer from a private-equity group. Standard Microsystems was sold after it reached our target price. The fund also trimmed its positions in Juniper Networks and On Semiconductor after strong stock performance, but we continue to own both stocks.

OUTLOOK

We are less optimistic about appreciation potential of small-cap technology stocks for 2008 than we were a year ago. We believe investors’ risk aversion will prevail during the first half of 2008, hurting small-cap tech stock performance. Until the direction of the U.S. economy becomes clearer, investors will prefer to own the larger, more stable tech companies. However, just as the sentiment on the economy went from strong to weak in a short period of time during the second half of 2007, a series of positive events—further Fed stimulus, a mild downturn, and earnings upgrades—could help the market begin a recovery, boosting stock prices well before it actually takes place.

Despite the current challenging economic and market environment, there are still pockets of fundamental strength within technology—particularly in video gaming and digital media—that offer attractive investment potential. We also believe there are several major trends within technology that make for interesting long-term investment opportunities.

Digital media is replacing analog in consumer devices, online advertising is quickly becoming a major marketing medium, subscription-based software is gaining popularity with companies that used to purchase their enterprise software-based systems, and broadband distribution is proliferating in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth trends.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

January 24, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 94.4%		
ENERGY 0.8%		
Energy Related 0.8%		
First Solar (1)	1,500	401
Total Energy		401
HARDWARE 8.8%		
Enterprise Hardware 8.8%		
Avid Technology (1)	27,000	765
FEI (1)	75,000	1,862
Orbotech (1)	40,000	702
Palm (1)	145,000	920
Total Hardware		4,249
HEALTH CARE 0.7%		
Medical Devices 0.7%		
NxStage Medical (1)	10,200	155
ResMed (1)	3,000	157
Total Health Care		312
IT SERVICES 0.1%		
IT Services 0.1%		
Neutral Tandem (1)	3,600	68
Total IT Services		68
MEDIA 9.4%		
Gaming 2.3%		
WMS Industries (1)	30,000	1,099
		1,099
Internet 7.1%		
CNET Networks (1)	81,500	745

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,686,000 and $33,099,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2007. At December 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended December 31, 2007, the fund utilized $5,510,000 of capital loss carryforwards. As of December 31, 2007, the fund had $254,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $49,799,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $92,000 were waived during the year ended December 31, 2007. Including these amounts, management fees waived in the amount of $231,000 remain subject to repayment at December 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $96,000 for Price Associates, $102,000 for T. Rowe Price Services, Inc., and $6,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,465 shares of the fund, representing 7% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Developing Technologies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Developing Technologies Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2000	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2000	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services Limited,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Developing Technologies Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and
Research (to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Developing	T. Rowe Price; Vice President, T. Rowe Price
Technologies Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Developing Technologies Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Developing Technologies Fund	T. Rowe Price Investment Services, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
President, Developing Technologies Fund	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Chirag Vasavada (1972)	Vice President, T. Rowe Price; formerly Senior
Vice President, Developing Technologies Fund	Manager in the Corporate Strategy and
Development Group, Microsoft Corporation
(to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Developing Technologies Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008